American Century Quantitative Equity Funds , Inc. Statement of Additional Information Supplement
Supplement dated March 21, 2020 ■ Statement of Additional Information dated November 1, 2019

The entries for Elizabeth Xie are deleted from the Accounts Managed table on page 44 and the Ownership of Securities table on pages 47-48 of the Statement of Additional Information.
The following changes are effective April 1, 2020.
The entries for Brian L. Garbe are deleted from the Accounts Managed table on page 44 and the Ownership of Securities table on pages 47-48 of the Statement of Additional Information.
The following replaces the entry for Steven Rossi in the Accounts Managed table on page 44 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Steven Rossi	Number of Accounts	7	1	0
	Assets	$5.9 billion(6)	$347.6 million	N/A
The following replaces footnote 6 to the Accounts Managed table on page 45 of the Statement of Additional Information:

[6]	Includes $1.9 billion in Equity Growth, $1.7 billion in Income & Growth; $503.6 million in NT Equity Growth, and $336.5 million in Small Company. Information is provided as of March 17, 2020.

The following entry is added under Income & Growth in the Ownership of Securities table on page 47 of the Statement of Additional Information:

Aggregate Dollar Range of Securities in Fund
Income & Growth Fund
Steven Rossi(1)	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	Information is provided as of March 17, 2020.

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CL-SPL-96096   2003